Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
CHELSEA THERAPEUTICS INTERNATIONAL, LTD.
at
$6.44 net per share, plus one non-transferable contingent value right for each share, which represents the contractual right to receive a cash payment of up to $1.50 per share upon the achievement of certain sales milestones, pursuant to the Offer to Purchase dated May 23, 2014 by
CHARLIE ACQUISITION CORP.
a wholly-owned indirect subsidiary of
H. LUNDBECK A/S

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON JUNE 20, 2014 (ONE MINUTE AFTER 11:59 P.M.,
NEW YORK CITY TIME, ON JUNE 20, 2014), UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF SHARES TENDERED

Shares Tendered (Attach additional signed list, if necessary)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Certificate Number(s)(1)	Total Number of Shares Evidenced by Certificate(s)(1)	Total Number of Shares Tendered(2)
_________________________________________________
_________________________________________________
_________________________________________________
_________________________________________________
Total Shares

(1)	Need not be completed by stockholders tendering uncertificated Shares or by book-entry transfer.
(2)	Unless otherwise indicated, it will be assumed that all Shares listed above are being tendered. See Instruction 4 below.

PLEASE SCAN TO CA VOLUNTARY CHEL

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to Computershare Trust Company, N.A. (the “Depositary”). You must sign this Letter of Transmittal in the appropriate space provided therefor below, with signature guarantee if required, and complete the Internal Revenue Service (“IRS”) Form W-9 set forth below, if required. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Delivery of documents to the Book-Entry Transfer Facility (as defined below) does not constitute delivery to the Depositary.

The Offer (as defined below) is not being made to (nor will tender of Shares (as defined below) be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so.

This Letter of Transmittal is to be used by stockholders of Chelsea Therapeutics International, Ltd., a Delaware corporation (“Chelsea”), if (i) certificates evidencing Shares (“Share Certificates”) are to be forwarded herewith, (ii) uncertificated Shares are being tendered or (iii) unless an Agent’s Message (as defined in Section 2 of the Offer to Purchase) is utilized, delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, or who otherwise cannot deliver all required documents to the Depositary before the Offer expires, must tender their Shares pursuant to a Notice of Guaranteed Delivery according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the Offer. See Instruction 2.

Additional Information if Share Certificates Have Been Lost, if Shares Are Being Delivered by
Book-Entry Transfer or if Shares Are Being Delivered Pursuant to a Notice of Guaranteed Delivery.

If any Share Certificate(s) evidencing Shares that you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, you should contact Corporate Stock Transfer, Inc. (the “Transfer Agent”), at (303) 282-4800, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the Share Certificate(s) may be subsequently recirculated. You are urged to contact the Transfer Agent immediately in order to receive further instructions, for a determination of whether you will be required to post a bond and to permit timely processing of any necessary documentation. See Instruction 11.

☐	Check here if tendered Shares are being delivered by book-entry transfer to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only financial institutions that are participants in the system of the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

Name of Tendering Institution:   ______________________________________________________________

DTC Account Number:         ______________________________________________________________

Transaction Code Number:      ______________________________________________________________

☐	Check here if tendered Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary, and complete the following:

Name(s) of Tendering Stockholder(s):  _________________________________________________________

Date of Execution of Notice of Guaranteed Delivery:       _______________________________________

Name of Eligible Institution that Guaranteed Delivery:      _______________________________________

If delivery is by book-entry transfer, provide the following:

Account Number:                  _________________________________________________________

Transaction Code Number:           _________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Charlie Acquisition Corp., a Delaware corporation (“Purchaser”) and a wholly-owned indirect subsidiary of H. Lundbeck A/S, a Danish corporation (“Lundbeck”), the above described shares of common stock, par value $0.0001 per share (“Shares”), of Chelsea Therapeutics International, Ltd., a Delaware corporation (“Chelsea”), pursuant to Purchaser’s offer to purchase (the “Offer”) all the issued and outstanding Shares for (a) $6.44 per Share, net to the seller in cash, without interest (such amount, as it may be adjusted from time to time on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of May 7, 2014 (as it may be amended from time to time, the “Merger Agreement”), by and among Lundbeck, Purchaser and Chelsea, the “Cash Consideration”), plus (b) one non-transferable contingent value right (“CVR”) per Share, which represents the contractual right, pursuant to the Contingent Value Rights Agreement (the “CVR Agreement”) between Lundbeck and the to-be-designated rights agent (the “Rights Agent”), to receive a cash payment of up to $1.50 per Share upon the achievement of certain sales milestones as set forth in the CVR Agreement (the Cash Consideration plus one CVR, collectively, the “Offer Consideration”), in each case subject to any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 23, 2014 (the “Offer to Purchase”), the receipt of which is hereby acknowledged, and in this Letter of Transmittal.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment), and effective upon the acceptance for payment of Shares validly tendered herewith and not validly withdrawn in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares (and any and all Distributions) tendered by this Letter of Transmittal), to (i) deliver certificates evidencing such Shares (“Share Certificates”) (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Chelsea and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Staffan Schüberg and Julie A. Hakim, and each of them, and any other designees of Purchaser, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to (i) vote at any annual or special meeting of Chelsea’s stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, (ii) execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to and (iii) otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper with respect to, all Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and coupled with an interest in the Shares (and any and all Distributions), and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will be deemed ineffective). Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Chelsea’s stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer all Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of all Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of any Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and, unless such Distribution is transferred to Purchaser, may deduct from the Cash Consideration for Shares tendered hereby the amount or value of such Distribution as determined by Purchaser in its sole discretion.

The undersigned understands that the CVRs will not be transferable except (a) upon death of a holder by will or intestacy; (b) pursuant to a court order; (c) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; or (d) in the case of CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, as allowable, by the Book-Entry Transfer Facility. The undersigned further understands that the CVRs will not have any voting or dividend rights, will not represent any equity or ownership interest in Lundbeck, Purchaser or Chelsea and will not be evidenced by a certificate or other instrument, and that no interest will accrue or be payable in respect of any of the amounts that may be payable on CVRs. The undersigned further understands that the CVRs will be governed by the terms and conditions of the CVR Agreement, and that holders of CVRs will have no greater rights against Lundbeck than those accorded to general, unsecured creditors under applicable law.

All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, the tender of Shares hereby is irrevocable.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, upon the terms and subject to the conditions of any such extension or amendment).

Unless otherwise indicated under “Special Payment Instructions” below, please issue the check for the Cash Consideration with respect to all Shares accepted for payment and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the registered holder(s) appearing above under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Cash Consideration with respect to all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the Cash Consideration with respect to all Shares accepted for payment and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in the box entitled “Special Payment Instructions,”

please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment to the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any Shares so tendered. Subject to the terms of the CVR Agreement (as defined in Section 11 of the Offer to Purchase), please make all payments regarding the CVRs as directed herein for payment of the Cash Consideration and enter in the CVR register to be maintained by the Rights Agent pursuant to the CVR Agreement the name(s) and address(es) appearing on the cover page of this Letter of Transmittal for each registered holder.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

Issue check and/or certificates to:

Name:  __________________________________________________________________________

(Please Print)

Address:  ________________________________________________________________________

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(Also Complete IRS Form W-9 Below)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or certificates evidencing Shares not tendered or not accepted for payment are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or certificates to:

Name:  __________________________________________________________________________

(Please Print)

Address:  ________________________________________________________________________

(Include Zip Code)

(Taxpayer Identification or Social Security No.)
(Also Complete IRS Form W-9 Below)

IMPORTANT

STOCKHOLDER: SIGN HERE
(Please complete and return the attached IRS Form W-9 below)

_________________________________________________________________________________
Signature(s) of Holder(s) of Shares

Dated:  __________________________ , 2014

Name(s):  ________________________________________________________________________

(Please Print)

Capacity (full title) (See Instruction 5):  _______________________________________________

Address:  ________________________________________________________________________

(Include Zip Code)

Area Code and Telephone No.:  ______________________________________________________

Tax Identification or Social Security No. (See IRS Form W-9 enclosed herewith):

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s)
(If Required — See Instructions 1 and 5)

Authorized Signature:   _____________________________________________________________

Name:  __________________________________________________________________________

Name of Firm:  ___________________________________________________________________

Address:  ________________________________________________________________________

(Include Zip Code)

Area Code and Telephone No.:  ______________________________________________________

Dated:  __________________________ , 2014

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Letter of Transmittal, includes any participant in the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender.  This Letter of Transmittal is to be completed if (a) Share Certificates are to be forwarded herewith, (b) uncertificated Shares held in book-entry form on the books of the Transfer Agent are being tendered or (c) unless an Agent’s Message (as defined in Section 2 of the Offer to Purchase) is utilized, delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. The following must be received by the Depositary at one of its addresses set forth herein before the Offer expires: (A) if Shares being tendered are certificated, (1) this Letter of Transmittal, properly completed and duly executed, (2) Share Certificates evidencing such Shares, in proper form for transfer, and (3) any other documents required by this Letter of Transmittal, (B) if Shares being tendered are uncertificated and held in book-entry form on the books of the Transfer Agent, (1) this Letter of Transmittal, properly completed and duly executed, and (2) any other documents required by this Letter of Transmittal and (C) if Shares are being tendered by book-entry transfer, (1) a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase), (2) this Letter of Transmittal, properly completed and duly executed, or an Agent’s Message and (3) any other documents required by this Letter of Transmittal. Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, or who otherwise cannot deliver all required documents to the Depositary before the Offer expires, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary at one of its addresses set forth herein before the Offer expires and (iii) the following must be received by the Depositary at one of its addresses set forth herein within three trading days after the date of execution of such Notice of Guaranteed Delivery: (A) if Shares being tendered are certificated, (1) this Letter of Transmittal, properly completed and duly executed, (2) Share Certificates evidencing such Shares, in proper form for transfer, and (3) any other documents required by this Letter of Transmittal, (B) if Shares being tendered are uncertificated and held in book-entry form on the books of the Transfer Agent, (1) this Letter of Transmittal, properly completed and duly executed, and (2) any other documents required by this Letter of Transmittal, and (C) if Shares are being tendered by book-entry transfer, (1) a Book-Entry Confirmation, (2) this Letter of Transmittal, properly completed and duly executed, or an Agent’s Message and (3) any other documents required by this Letter of Transmittal. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany such Share Certificates.

The method of delivery of this Letter of Transmittal, any Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Purchaser will not accept any alternative, conditional or contingent tenders, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.

3. Inadequate Space.  If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares represented by such Share Certificates and/or the number of Shares tendered should be listed on a separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

4. Partial Tenders.  If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary or any book-entry position are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Total Number of Shares Tendered.” In such case, a new Share Certificate or a new book-entry position for the remainder of Shares evidenced by the old Share Certificate or book-entry position, as applicable, will be sent to or established for, as applicable, the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box in this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares evidenced by Share Certificates or book-entry positions delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a) Exact Signatures.  If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates for such Shares (or, if Shares are uncertificated, as written on the books of the Transfer Agent) without alteration, enlargement or any change whatsoever.

(b) Joint Holders.  If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

(c) Different Names on Certificates.  If any Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

(d) Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates for such Shares or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be issued in the name of, any person(s) other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Shares tendered hereby, Share Certificates for such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary of the authority of such person to so act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, a transfer tax is imposed based on income or for any reason other than the tender of Shares in the Offer, then those transfer taxes, whether imposed on the registered holder(s) or any other person(s), will not be payable to the tendering holder(s). If payment of the Offer Consideration is to be made to, or (in circumstances permitted hereby) if Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person(s) other than the registered holder(s), or if tendered Share Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the Cash Consideration of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing Shares tendered hereby.

7. Special Payment and Delivery Instructions.  If a check is to be issued in the name of, and, if appropriate, Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes in this Letter of Transmittal must be completed.

8. IRS Form W-9; Backup Withholding; Taxpayer Identification Number.  Under U.S. federal income tax law, if you tender your Shares, you generally are required to furnish the Depositary either (i) a properly completed IRS Form W-9 (which is included below) with your correct Taxpayer Identification Number (“TIN”), if you are a “U.S. Holder” (as defined in Section 5 of the Offer to Purchase), or (ii) a properly completed appropriate IRS Form W-8, if you are not a U.S. Holder.

Use IRS Form W-9 only if you are a U.S. person, including a resident alien individual. If you have been notified by the IRS that you are subject to backup withholding, you must cross out item (2) of Part II of the IRS Form W-9, unless you have since been notified by the IRS that you are no longer subject to backup withholding. You will be subject to backup withholding at a rate of 28% on all reportable payments made to you pursuant to the Offer if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the IRS tells the requester that you furnished an incorrect TIN, (iv) the IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return or (v) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the instructions to the enclosed IRS Form W-9 for further guidance on whether you are an exempt payee.

Backup withholding is not an additional tax. You may credit any amounts withheld against your regular U.S. federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the IRS.

If you have not been issued a TIN and have applied for one or intend to apply for one in the near future, you should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all reportable payments until you provide a TIN to the Depositary, or otherwise establish an exemption from backup withholding.

You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and you submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary or from the IRS at its website (www.irs.gov). You should consult a tax advisor to determine which IRS Form W-8 is appropriate for you. See the instructions to the enclosed IRS Form W-9 for further instructions.

If you fail to furnish your correct TIN to the Depositary, you are subject to a penalty of $50 imposed by the IRS for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment.

9. Irregularities.  All questions as to Offer Consideration, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser in its sole discretion, which determinations shall be final and binding on you. Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Purchaser, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares by any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been cured or waived to the satisfaction of Purchaser. None of Lundbeck, Purchaser, Chelsea, the Depositary, the Dealer Manager (as defined in the Offer to Purchase), the Information Agent (as defined in the Offer to Purchase) or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

10. Requests for Assistance or Additional Copies.  Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery should be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

11. Lost, Destroyed or Stolen Certificates.  If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent at (303) 282-4800. The stockholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

This Letter of Transmittal, properly completed and duly executed, together with all other required documents (including any Share Certificates representing Shares being tendered or any required confirmation of book-entry transfer, as applicable), must be received before 12:00 midnight, New York City time, on June 20, 2014 (one minute after 11:59 p.m., New York City time, on June 20, 2014), or the tendering stockholder must comply with the procedures for guaranteed delivery.

IMPORTANT TAX INFORMATION

United States Federal Income Tax

Under U.S. federal income tax law, a stockholder who is a U.S. Holder surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s correct TIN on IRS Form W-9, included in this Letter of Transmittal. If the stockholder is an individual, the stockholder’s TIN is such stockholder’s social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding at a rate of 28%.

Certain stockholders (including, among others, all corporations (other than certain S corporations) and certain foreign individuals and entities) are generally not subject to these backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should submit an appropriate IRS Form W-8, signed under penalties of perjury, attesting to his or her exempt status. An appropriate IRS Form W-8 can be obtained from the Depositary or from the IRS at its website (www.irs.gov). Exempt stockholders, other than foreign stockholders, should furnish their TIN, check the appropriate box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed IRS Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder’s qualification for an exemption from backup withholding and the procedure for such exemption.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS 28% of any reportable payments made to a stockholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of IRS Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the IRS Form W-9 included in this Letter of Transmittal certifying that (1) the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding and (3) the stockholder is a U.S. person (including a U.S. resident alien).

What Number to Give the Depositary

The tendering stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the instructions accompanying the enclosed IRS Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9 and sign and date the IRS Form W-9. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all reportable payments of the purchase price.

Form **W-9**
(Rev. August 2013)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See **Specific Instructions** on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ______

☐ Other (see instructions) ▶

Exemptions (see instructions):
Exempt payee code (if any) ______
Exemption from FATCA reporting code (if any) ______

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below), and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at *www.irs.gov/w9*. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 8-2013)

Form W-9 (Rev. 8-2013) Page 2

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code* on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships* on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code* on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulation section 301.7701-2(c)(2)(iii). Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the *Exemptions* box, any code(s) that may apply to you. See *Exempt payee code* and *Exemption from FATCA reporting code* on page 3.

Form W-9 (Rev. 8-2013) Page **3**

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt payee code* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Form W-9 (Rev. 8-2013) Page 4

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:
Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

Questions or requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders may call toll free: (877) 687-1875
Banks and Brokers may call collect: (212) 750-5833

The Dealer Manager for the Offer is:

Moelis & Company LLC
399 Park Avenue, 5th Floor
New York, New York 10022
(212) 883-3800